                                                                Exhibit 10.22(c)


UNITED STATES PATENT [19]                     [11] PATENT NUMBER:      5,597,946
JAYNES ET AL.                                 [45] DATE OF PATENT: JAN. 28, 1997
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[54] METHOD FOR INTRODUCTION OF DISEASE AND PEST RESISTANCE INTO PLANTS AND
     NOVEL GENES INCORPORATED INTO PLANTS WHICH CODE THEREFOR

[75] Inventors:  JESSE M. JAYNES; KENNETH S. DERRICK, both of Baton Rouge, La.

[73] Assignee:   BOARD OF SUPERVISORS OF LOUISIANA STATE UNIVERSITY AND
                 AGRICULTURAL AND MECHANICAL COLLEGE, Baton Rouge, La.

[21] Appl. No.:  444,762

[22] Filed:      MAY 19, 1995

                         RELATED U.S. APPLICATION DATA

[63] Continuation of Ser. No. 152,939, Nov. 15, 1993, abandoned, which is a continuation of Ser. No. 993,448, Dec. 16, 1992, abandoned, which is a continuation of Ser. No. 845,348, Mar. 4, 1992, abandoned, which is a continuation of Ser. No. 373,623, Jun. 29, 1989, abandoned, which is a continuation of Ser. No. 889,225, Jul. 25, 1986, abandoned.

[51] INT. CL.(6) ............................ A01H 5/00; C12N 15/56; C12N 15/82;
                                                          C12N 15/84; C12N 15/12

[52] U.S. CL. ................. 800/205; 435/69.1; 435/70.1; 435/172.3; 435/200;
                                                  435/252.2; 435/320.1; 536/23.5

[58] FIELD OF SEARCH ........................... 435/69.1, 70.1, 435.172.3, 200,
                                                 252.2, 320.1; 800/205, 536.23.5

[56]                            REFERENCES CITED

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     4,704,362    11/1987    Itakura et al. ............................ 435/253
     4,962,028    10/1990    Bedbrook et al. ......................... 435/172.3

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                               OTHER PUBLICATIONS

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                         (List continued on next page.)

Primary Examiner - David T. Fox

[57]                                ABSTRACT

A method of inhibiting pathogenic conditions of plants including viral, bacterial, and fungal infections and insert infestations by expressing into the plant genome genes encoding for a polypeptide inhibitor or inhibitor precursor of the pathogenic condition which inhibitor or precursor is selected from complementary oligonucleotides for blocking viral transcription or translation produced in vivo, one or more proteins derived from the humoral response to bacterial infection of the Hyalophora, an antifungal plasmid or a chitin integument disruption chitinase enzyme. Novel microbes, polypetides, and compositions containing amino acid sequences are disclosed.

                             7 CLAIMS, NO DRAWINGS